SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 22, 2006 (May 16, 2006)
Date of Report
(Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction	(Commission file number)	(I.R.S. Employer
of Incorporation)		Identification No.)
201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On May 16, 2006, Red Lion Hotels Corporation (the “Company”) and certain selling shareholders of the Company (the “Selling Shareholders”) entered into an underwriting agreement with JMP Securities LLC, as representative of the several underwriters (collectively, the “Underwriters”), a copy of which is filed herewith as Exhibit 1.1, pursuant to which the Company agreed to issue and sell 5,000,000 shares of the Company’s common stock, and the Selling Shareholders agreed to sell 635,344 shares of the Company’s common stock held by such Selling Shareholders, to the Underwriters at $10.395 per share. This offering was effected pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended, filed by the Company with the Securities and Exchange Commission on April 13, 2006 (File No. 333-133287), as amended to date, which includes a prospectus dated May 16, 2006.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

Exhibit No.	Exhibit
1.1	Underwriting Agreement dated May 16, 2006 among the Company, the selling shareholders named therein, and JMP Securities LLC as representative of the several underwriters named therein

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
Dated: May 22, 2006	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Underwriting Agreement dated May 16, 2006 among the Company, the selling shareholders named therein and JMP Securities LLC as representative of the several underwriters named therein